                                                                    EXHIBIT 25.1

                                    FORM T-1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2)[    ]


                            ------------------------


                              THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)

NEW YORK                                               13-5160382
(Jurisdiction of incorporation or organization         (I.R.S. Employer
if not a U.S. national bank)                           Identification No.)

ONE WALL STREET, NEW YORK, NEW YORK                    10286
(Address of principal executive offices)               (Zip code)


                            ------------------------


                               CANWEST MEDIA INC.
              (Exact name of obligor as specified in its charter)

CANADA                                                 N/A
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                         Identification No.)

31ST FLOOR, TD CENTRE                                  R3B 3L7
201 PORTAGE AVENUE                                     (Zip Code)
WINNIPEG, MANITOBA, CANADA
(Address of principal executive offices)

                          TABLE OF ADDITIONAL OBLIGORS


                                                            STATE OR OTHER
                                                            JURISDICTION OF
                                                            INCORPORATION OR    I.R.S. EMPLOYER
EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER           ORGANIZATION        IDENTIFICATION NO.
__________________________________________________________________________________________________

2846551 Canada Inc.                                         Canada              N/A
__________________________________________________________________________________________________

3919056 Canada Ltd.                                         Canada              N/A
__________________________________________________________________________________________________

Apple Box Productions Sub Inc.                              Canada              N/A
__________________________________________________________________________________________________

BCTV Holdings Inc.                                          Canada              N/A
__________________________________________________________________________________________________

Calgary Herald Group Inc.                                   Canada              N/A
__________________________________________________________________________________________________

CanWest - Montreal R.P. Holdings Inc.                       Canada              N/A
__________________________________________________________________________________________________

CanWest - Windsor R.P. Holdings Inc.                        Canada              N/A
__________________________________________________________________________________________________

CanWest Broadcasting (2001) Ltd.                            Manitoba            N/A
__________________________________________________________________________________________________

CanWest Finance Inc./Financiere CanWest Inc.                Quebec              N/A
__________________________________________________________________________________________________

CanWest Global Broadcasting Inc./                           Quebec              N/A
Radiodiffusion CanWest Global Inc.
__________________________________________________________________________________________________

CanWest Interactive Inc.                                    Canada              N/A
__________________________________________________________________________________________________

CanWest International Communications Inc.                   Barbados            N/A
__________________________________________________________________________________________________

CanWest International Management Inc.                       Barbados            N/A
__________________________________________________________________________________________________

CanWest Irish Holdings (Barbados) Inc.                      Barbados            N/A
__________________________________________________________________________________________________

CanWest Media Sales Limited                                 Canada              N/A
__________________________________________________________________________________________________

CanWest NZ Radio Holdings Limited                           New Zealand         N/A
__________________________________________________________________________________________________

CanWest Publications Inc.                                   Canada              N/A
__________________________________________________________________________________________________

CGS Debenture Holdings (Netherlands) B.V.                   Netherlands         N/A
__________________________________________________________________________________________________

CGS International Holdings (Netherlands) B.V.               Netherlands         N/A
__________________________________________________________________________________________________

CGS NZ Radio Shareholding (Netherlands) B.V.                Netherlands         N/A
__________________________________________________________________________________________________

CGS NZ TV Shareholding (Netherlands) B.V.                   Netherlands         N/A
__________________________________________________________________________________________________

CGS Shareholding (Netherlands) B.V.                         Netherlands         N/A
__________________________________________________________________________________________________

CHBC Holdings Inc.                                          Canada              N/A
__________________________________________________________________________________________________


                                               STATE OR OTHER
                                               JURISDICTION OF
EXACT NAME OF OBLIGOR                          INCORPORATION OR         I.R.S. EMPLOYER
AS SPECIFIED IN ITS CHARTER                    ORGANIZATION             IDENTIFICATION NO.
_________________________________________________________________________________________

CHEK Holdings Inc.                               Canada                 N/A
_________________________________________________________________________________________


Clarinet Music Inc.                              Ontario                N/A
_________________________________________________________________________________________


Edmonton Journal Group Inc.                      Canada                 N/A
_________________________________________________________________________________________


Fox Sports World Canada Holdco Inc.              Canada                 N/A
_________________________________________________________________________________________


Global Centre Inc.                               Canada                 N/A
_________________________________________________________________________________________


Global Communications Limited                    Canada                 N/A
_________________________________________________________________________________________


Global Television Centre Ltd.                    Canada                 N/A
_________________________________________________________________________________________


Global Television Network Inc.                   Canada                 N/A
_________________________________________________________________________________________

Global Television Network Quebec, Limited
Partnership/Reseau De Television Global Quebec,
Societe en Commandite                            Canada                 N/A
_________________________________________________________________________________________

Global Television Specialty Networks, Inc.       Canada                 N/A
_________________________________________________________________________________________

Lonestar Holdco Inc.                             Canada                 N/A
_________________________________________________________________________________________

Lower Mainland Publishing Group Inc.             Canada                 N/A
_________________________________________________________________________________________

Montreal Gazette Group Inc.                      Canada                 N/A
_________________________________________________________________________________________

Multisound Publishers Ltd.                       Canada                 N/A
_________________________________________________________________________________________

Nanaimo Daily News Group Inc.                    Canada                 N/A
_________________________________________________________________________________________

ONtv Holdings Inc.                               Canada                 N/A
_________________________________________________________________________________________

Ottawa Citizen Group Inc.                        Canada                 N/A
_________________________________________________________________________________________

Pacific Newspaper Group Inc.                     Canada                 N/A
_________________________________________________________________________________________

Port Alberni Times Group Inc.                    Canada                 N/A
_________________________________________________________________________________________

ReachCanada Contact Centre Limited               Canada                 N/A
_________________________________________________________________________________________

Regina Leader Post Group Inc.                    Canada                 N/A
_________________________________________________________________________________________

Retrovista Holdco Inc.                           Canada                 N/A
_________________________________________________________________________________________

Saskatoon Starphoenix Group Inc.                 Canada                 N/A
_________________________________________________________________________________________

Southam Digital Inc.                             Canada                 N/A
_________________________________________________________________________________________


_________________________________________________________________________________________________________________________________
                                                                       STATE OR OTHER
                                                                       JURISDICTION OF
                                                                      INCORPORATION OR                       I.R.S. EMPLOYER
EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER                       ORGANIZATION                      IDENTIFICATION NO.
_________________________________________________________________________________________________________________________________
Studio Post & Transfer Sub Inc.                                         Canada                                     N/A
_________________________________________________________________________________________________________________________________
TV3 Network Services Limited                                            New Zealand                                N/A
_________________________________________________________________________________________________________________________________
TV4 Network Limited                                                     New Zealand                                N/A
_________________________________________________________________________________________________________________________________
Vancouver Island Newspaper Group Inc.                                   Canada                                     N/A
_________________________________________________________________________________________________________________________________
Victoria Times Colonist Group Inc.                                      Canada                                     N/A
_________________________________________________________________________________________________________________________________
Western Communications Inc.                                             Canada                                     N/A
_________________________________________________________________________________________________________________________________
WIC Mobile TV Inc.                                                      Canada                                     N/A
_________________________________________________________________________________________________________________________________
WIC Television Production Sub Inc.                                      Canada                                     N/A
_________________________________________________________________________________________________________________________________
Windsor Star Group Inc.                                                 Canada                                     N/A
_________________________________________________________________________________________________________________________________
Xtreme Sports Holdco Inc.                                               Canada                                     N/A
_________________________________________________________________________________________________________________________________


     The address, including zip code, of the principal executive offices of each of the additional obligors are as follows:


_________________________________________________________________________________________________________________________________
OBLIGOR                                                         ADDRESS                                          ZIP CODE
_________________________________________________________________________________________________________________________________
2846551 Canada Inc.                                    81 Barber Greene Road                                       M3C 2A2
                                                       Don Mills, Ontario, Canada
_________________________________________________________________________________________________________________________________
3919056 Canada Limited                                 31st Floor, 201 Portage Avenue                              R3B 3L7
                                                       Winnipeg, Manitoba, Canada
_________________________________________________________________________________________________________________________________
Apple Box Productions Sub Inc.                         #300 -- 10359 Whyte Avenue                                  T6E 1Z9
                                                       Edmunton, Alberta, Canada
_________________________________________________________________________________________________________________________________
BCTV Holdings Inc.                                     81 Barber Greene Road                                       M3C 2A2
                                                       Don Mills, Ontario, Canada
_________________________________________________________________________________________________________________________________
Calgary Herald Group Inc.                              215, 16 Street SE                                           T2P 0W8
                                                       Calgary, Alberta, Canada
_________________________________________________________________________________________________________________________________
CanWest-Montreal R.P. Holdings Inc.                    31st Floor, 201 Portage Avenue                              R3B 3L7
                                                       Winnipeg, Manitoba, Canada
_________________________________________________________________________________________________________________________________
CanWest-Windsor R.P. Holdings Inc.                     31st Floor, 201 Portage Avenue                              R3B 3L7
                                                       Winnipeg, Manitoba, Canada
_________________________________________________________________________________________________________________________________
CanWest Finance Inc./Financiere                        c/o 800 Place Victoria                                      H4Z 1E9
CanWest Inc.                                           Suite 3400
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
OBLIGOR                                                            ADDRESS                                        ZIP CODE
_________________________________________________________________________________________________________________________________
                                                       Montreal, Quebec, Canada
_________________________________________________________________________________________________________________________________

CanWest Global Broadcasting                            c/o 800 Place Victoria                                      H4Z 1E9
Inc./Radiodiffusion CanWest Global                     Suite 3400
Inc.                                                   Montreal, Quebec, Canada
_________________________________________________________________________________________________________________________________
CanWest Interactive Inc.                               30th Floor, 201 Portage Avenue                              R3B 3K6
                                                       Winnipeg, Manitoba, Canada
_________________________________________________________________________________________________________________________________
CanWest International                                  Enfield House, Upper Collymore Rock                           N/A
Communications Inc.                                    St. Michael, Barbados, West Indies
_________________________________________________________________________________________________________________________________
CanWest International Management                       Enfield House, Upper Collymore Rock                          N/A
Inc.                                                   St. Michael, Barbados, West Indies
_________________________________________________________________________________________________________________________________
CanWest Irish Holdings (Barbados)                      Enfield House, Upper Collymore Rock                           N/A
Inc.                                                   St. Michael, Barbados, West Indies
_________________________________________________________________________________________________________________________________
CanWest Media Sales Limited                            245 rue Saint-Jacques                                       H2Y 1M6
                                                       Suite 100
                                                       Montreal, Quebec, Canada
_________________________________________________________________________________________________________________________________
CanWest NZ Radio Holdings Limited                      Private Bag 92624                                             N/A
                                                       Simon Street
                                                       Auckland, New Zealand
_________________________________________________________________________________________________________________________________
CanWest Publications Inc.                              31st Floor, 201 Portage Avenue                              R3B 3L7
                                                       Winnipeg, Manitoba
_________________________________________________________________________________________________________________________________
CGS Debenture Holding                                  Herengracht 483                                               N/A
(Netherlands) B.V.                                     1017 BT Amsterdam
                                                       The Netherlands
_________________________________________________________________________________________________________________________________
CGS International Holdings                             Herengracht 483                                               N/A
(Netherlands) B.V.                                     1017 BT Amsterdam
                                                       The Netherlands
_________________________________________________________________________________________________________________________________
CGS NZ Radio Shareholding                              Herengracht 483                                               N/A
(Netherlands) B.V.                                     1017 BT Amsterdam
                                                       The Netherlands
_________________________________________________________________________________________________________________________________
CGS NZ TV Shareholding                                 Herengracht 483                                               N/A
(Netherlands) B.V.                                     1017 BT Amsterdam
                                                       The Netherlands
_________________________________________________________________________________________________________________________________
CGS Shareholding (Netherlands) B.V.                    Herengracht 483                                               N/A


_________________________________________________________________________________________________________________________________

___________________________________________________________________________________________
OBLIGOR                                      ADDRESS                            ZIP CODE
___________________________________________________________________________________________
                                             1017 BT Amsterdam
                                             The Netherlands
___________________________________________________________________________________________
CHBC Holdings Inc.                           81 Barber Greene Road              M3C 2A2
                                             Don Mills, Ontario, Canada
___________________________________________________________________________________________
CHEK Holdings Inc.                           81 Barber Greene Road              M3C 2A2
                                             Don Mills, Ontario, Canada
___________________________________________________________________________________________
Clarinet Music Inc.                          81 Barber Greene Road              M3C 2A2
                                             Don Mills, Ontario, Canada
___________________________________________________________________________________________
Edmonton Journal Group Inc.                  10006 - 101 Street                 T5J 2S6
                                             Edmonton, Alberta, Canada
___________________________________________________________________________________________
Fox Sports World Canada Holdco, Inc.         31st Floor, 201 Portage Avenue     R3B 3L7
                                             Winnipeg, Manitoba, Canada
___________________________________________________________________________________________
Global Centre Inc.                           81 Barber Greene Road              M3C 2A2
                                             Don Mills, Ontario, Canada
___________________________________________________________________________________________
Global Communications Limited                81 Barber Greene Road              M3C 2A2
                                             Don Mills, Ontario, Canada
___________________________________________________________________________________________
Global Television Centre Ltd.                81 Barber Greene Road              M3C 2A2
                                             Don Mills, Ontario, Canada
___________________________________________________________________________________________
Global Television Network Inc.               81 Barber Greene Road              M3C 2A2
                                             Don Mills, Ontario, Canada
___________________________________________________________________________________________
Global Television Network Quebec,            31st Floor, 201 Portage Avenue     R3B 3L7
Limited Partnership/Reseau De                Winnipeg, Manitoba, Canada
Television Global Quebec, Societe en
Commandite
___________________________________________________________________________________________
Global Television Specialty Networks Inc.    30th Floor, 201 Portage Avenue     R3B 3K6
                                             Winnipeg, Manitoba, Canada
___________________________________________________________________________________________
Lonestar Holdco Inc.                         31st Floor, 201 Portage Avenue     R3B 3L7
                                             Winnipeg, Manitoba, Canada
___________________________________________________________________________________________
Lower Mainland Publishing Group Inc.         3355 Grandview Highway             V5M 1Z5
                                             Vancouver, British Columbia
                                             Canada
___________________________________________________________________________________________
Montreal Gazette Group Inc.                  250 St. Antoine Street             H2Y 3R7
                                             West Montreal, Quebec, Canada
___________________________________________________________________________________________
Multisound Publishers Ltd.                   81 Barber Greene Road              M3C 2A2
                                             Don Mills, Ontario, Canada
___________________________________________________________________________________________
Nanaimo Daily News Group Inc.                2575 McCullough Road               V9S 5W5
                                             Nanaimo, British Columbia
                                             Canada
___________________________________________________________________________________________
ONtv Holdings Inc.                           81 Barber Greene Road              M3C 2A2
                                             Don Mills, Ontario, Canada
___________________________________________________________________________________________
Ottawa Citizen Group Inc.                    1101 Baxter Road                   K2C 3M4
___________________________________________________________________________________________

___________________________________________________________________________________________
OBLIGOR                                  ADDRESS                            ZIP CODE
___________________________________________________________________________________________
                                         Ottawa, Ontario, Canada
___________________________________________________________________________________________
Pacific Newspaper Group Inc.             200 Granville Street               V6V 3N3
                                         Vancouver, British Columbia,
                                         Canada
___________________________________________________________________________________________
Port Alberni Times Group Inc.            4918 Napier Street                 V9Y 7N1
                                         Port Alberni, British Columbia,
                                         Canada
___________________________________________________________________________________________
ReachCanada Contact Centre Limited       31st Floor, 201 Portage Avenue     R3B 3L7
                                         Winnipeg, Manitoba, Canada
___________________________________________________________________________________________
Regina Leader Post Group Inc.            1964 Park Street                   S4P 3G4
                                         Regina, Saskatchewan, Canada
___________________________________________________________________________________________
Retrovista Holdco Inc.                   31st Floor                         R3B 3L7
                                         201 Portage Avenue
                                         Winnipeg, Manitoba, Canada
___________________________________________________________________________________________
Saskatoon Starphoenix Group Inc.         204 Fifth Avenue North             S7K 2P1
                                         Saskatoon, Saskatchewan,
                                         Canada
___________________________________________________________________________________________
Southam Digital Inc.                     31st Floor                         R3B 3L7
                                         201 Portage Avenue
                                         Winnipeg, Manitoba, Canada
___________________________________________________________________________________________
Studio Post & Transfer Sub Inc.          5305 Allard Way                    T6H 5X8
                                         Edmonton, Alberta, Canada
___________________________________________________________________________________________
TV3 Network Services Limited             Private Bag 92624                  N/A
                                         Simon Street
                                         Auckland, New Zealand
___________________________________________________________________________________________
TV4 Network Limited                      Private Bag 92624                  N/A
                                         Simon Street
                                         Auckland, New Zealand
___________________________________________________________________________________________
Vancouver Island Newspaper Group Inc.    34375 Cyril Street                 V2s 2H5
                                         Abbotsford, BC
___________________________________________________________________________________________
Victoria Times Colonist Group Inc.       2621 Douglas Street                V8T 4M2
                                         Victoria, British Columbia,
                                         Canada
___________________________________________________________________________________________
Western Communications Inc.              P.O. Box 6020                      97708
                                         Bend, OR
___________________________________________________________________________________________
WIC Mobile TV Inc.                       163 Jackson Street West            8N 3A5
                                         Hamilton, Ontario, Canada
___________________________________________________________________________________________
WIC Television Production Sub Inc.       1960 - 505 Burrard Street          V7X 1M6
                                         Vancouver, British Columbia,
                                         Canada
___________________________________________________________________________________________

___________________________________________________________________________________________
OBLIGOR                                  ADDRESS                            ZIP CODE
___________________________________________________________________________________________
Windsor Star Group Inc.                  167 Ferry Street                   N9A 4M5
                                         Windsor, Ontario, Canada
___________________________________________________________________________________________
Xtreme Sports Holdco Inc.                31st Floor, 201 Portage Avenue     R3B 3L7
                                         Winnipeg, Manitoba
___________________________________________________________________________________________

                          7 5/8% SENIOR NOTES DUE 2013
                      (Title of the indenture securities)

1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


    Superintendent of Banks of the State    2 Rector Street, New York, New York
    of New York                             10006, and Albany, New York 12203

    Federal Reserve Bank of New York        33 Liberty Plaza, New York, New York
                                            10045

    Federal Deposit Insurance Corporation   Washington, D.C. 20429

    New York Clearing House Association     New York, New York 10005

    (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.  AFFILIATIONS WITH THE OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939
    (THE "ACT") AND 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215,

        Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                   SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 17th day of June 2003.


                                        THE BANK OF NEW YORK



                                        By: /s/ Vanessa Mack
                                            ------------------------------------
                                            Name: Vanessa Mack
                                            Title: Assistant Vice President

                                                                       EXHIBIT 7

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                   Dollar Amounts
                                                                                    In Thousands
                                                                         --------------------------------
ASSETS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin........                             $ 3,735,469
     Interest-bearing balances.................................                               3,791,026
Securities:
     Held-to-maturity securities...............................                               1,140,688
     Available-for-sale securities.............................                              15,232,384
Federal funds sold in domestic offices.........................                               1,286,657
Securities purchased under agreements to resell................                               1,035,718
Loans and lease financing receivables:
     Loans and leases held for sale............................                                 869,285
     Loans and leases, net of unearned income..................            34,695,130
     LESS: Allowance for loan and lease losses.................               645,382
     Loans and leases, net of unearned income and allowance....                               34,049,748
Trading Assets.................................................                                9,044,881
Premises and fixed assets (including capitalized leases).......                                  823,722
Other real estate owned........................................                                      778
Investments in unconsolidated subsidiaries and associated
     companies.................................................                                  226,274
Customers' liability to this bank on acceptances outstanding...                                  249,803
Intangible assets..............................................
     Goodwill..................................................                                1,852,232
     Other intangible assets...................................                                   54,714
Other assets...................................................                                4,961,572
                                                                                             -----------
Total assets...................................................                              $78,354,951
                                                                                             ===========
LIABILITIES
Deposits:
     In domestic offices.......................................                              $32,962,289
     Noninterest-bearing.......................................            12,792,415
     Interest-bearing..........................................            20,169,874
     In foreign offices, Edge and Agreement subsidiaries,
          and IBFs.............................................                               24,148,516
     Noninterest-bearing.......................................               445,725
     Interest-bearing..........................................            23,702,791
Federal funds purchased in domestic offices....................                                  959,287
Securities sold under agreements to repurchase.................                                  491,806
Trading liabilities............................................                                2,916,377
Other borrowed money:
     (includes mortgage indebtedness and obligations under
     capitalized leases).......................................                                1,691,634
Bank's liability on acceptances executed and outstanding.......                                  251,701
Subordinated notes and debentures..............................                                2,090,000
Other liabilities..............................................                                5,815,688
                                                                                             -----------
Total liabilities..............................................                              $71,327,298
                                                                                             ===========

Minority interest in consolidated subsidiaries.................                                  500,019

EQUITY CAPITAL
Perpetual preferred stock and related surplus..................                                        0
Common Stock...................................................                                1,135,284
Surplus........................................................                                1,056,724
Retained earnings..............................................                                4,218,003
Accumulated other comprehensive income.........................                                 (117,623)
Other equity capital components................................                                        0
Total equity capital...........................................                                6,527,634
                                                                                             -----------
Total liabilities minority interest and equity capital.........                              $78,354,951
                                                                                             ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

------------------
Thomas A. Renyi  |
Gerald L. Hassell|  Directors
Alan R. Griffith |
------------------